                                                                     EXHIBIT 1.1

                         BRUSH ENGINEERED MATERIALS INC.

                       1,815,000 Shares of Common Stock*



                             UNDERWRITING AGREEMENT

                                                             _____________, 2004

KeyBanc Capital Markets,
    a division of McDonald Investments Inc.
Jefferies & Company, Inc.
BB&T Capital Markets,
    a division of Scott & Stringfellow, Inc.
Wm Smith Securities, Incorporated
As Representatives of the Several Underwriters
c/o McDonald Investments Inc.
    McDonald Investment Center
    800 Superior Avenue
    Cleveland, Ohio  44114

Ladies and Gentlemen:

            1. INTRODUCTORY. Brush Engineered Materials Inc., an Ohio corporation (the "Company"), proposes to issue and sell 1,700,000 shares of its common stock, no par value (the "Common Stock"), which are authorized but unissued, and certain shareholders of the Company named in Schedule A hereto (the "Selling Shareholders"), propose to sell 115,000 shares of Common Stock, which are issued and outstanding, to the public through the underwriters named in Schedule B annexed hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The 1,815,000 shares of Common Stock to be purchased in aggregate from the Company and the Selling Shareholders are hereinafter referred to as the "Firm Stock." The Company also proposes to issue and sell to the Underwriters, at their option, an aggregate of not more than 272,250 additional shares of Common Stock, which are hereinafter referred to as the "Option Stock." The Firm Stock and the Option Stock are hereinafter collectively referred to as the "Stock" and are more fully described in the Registration Statement and the Prospectus (as hereinafter defined).


----------
      * Plus an option to purchase up to 272,250 additional shares of Common Stock to cover over-allotments.

            The Company and the Selling Shareholders hereby confirm their several agreements with the several Underwriters concerning the purchase and sale of the Stock, as follows:

            2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters that:

                  (a) The Company has been subject to the requirements of
Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for a period of at least 12 calendar months prior to the initial filing of the Registration Statement (as hereinafter defined) and has filed all material required to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act for a period of at least 12 calendar months immediately preceding the initial filing of the Registration Statement and through and including the date of this Agreement in a timely manner and otherwise satisfies all applicable requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act") in connection with the transactions contemplated hereby and by the Registration Statement (as hereinafter defined).

                  (b) The documents incorporated by reference in the Prospectus (as hereinafter defined), when they were filed or hereafter are filed with the Securities and Exchange Commission (the "Commission"), conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and none of such documents contained at the date of such filing an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than those listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of Ohio with power and authority to own and lease its properties and conduct its business as described in the Prospectus (as hereinafter defined). Each of the Company's subsidiaries has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of its respective jurisdiction of incorporation or organization, with power and authority to own, lease and operate its properties and conduct its respective business. The Company and each of its subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions (i) in which the conduct of their business, as presently being conducted, requires such qualification, except in each case for those jurisdictions in which the failure to so qualify does not and would not be reasonably expected to have, individually or in the aggregate, a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and (ii) in which the Company or its subsidiaries owns or leases real property. Except as disclosed in the Registration Statement, the Company does not own, directly or indirectly, any equity securities or securities convertible into or exchangeable for equity securities of any other corporation, partnership, limited liability company, joint venture, Massachusetts or other business trust or any other business enterprise.

                  (d) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (e) The Company has prepared and filed with the Commission, in accordance with the provisions of the Act, and the Rules and Regulations of the Commission thereunder (as hereinafter defined), a registration statement on Form S-3 (Registration No. 333- 114147) including a preliminary prospectus relating to the Company's Stock, and such amendments and supplements to such registration statement as may have been required prior to the date hereof have been similarly prepared and filed with the Commission. The registration statement as amended and supplemented at the time when it becomes effective, or, if applicable, as amended and supplemented at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), and including information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act, and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act (including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act and the information, if any, deemed to be part thereof pursuant to Rule 430A of the Rules and Regulations of the Commission thereunder, as hereinafter defined) is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Stock, whether or not filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

                  (f) As of the Effective Date, and at all times subsequent thereto up to and including the respective Closing Dates (as hereinafter defined) of the offering, (i) the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, will in all material respects comply with the requirements of the Act and the applicable rules and regulations of the Commission thereunder (the "Rules and Regulations"); (ii) the Registration Statement or any amendment thereof or supplement thereto, did not or will not contain, as the case may be, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus or any amendment thereof or supplement thereto, did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company (x) through you as the Representatives specifically for use in the preparation thereof, or (y) by the Selling Shareholders specifically for use in the preparation thereof.

                  (g) The duly authorized, issued and outstanding capitalization of the Company is as set forth under "Capitalization" in the Prospectus as of the date set forth therein; all of the outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with the applicable Federal and state securities laws and conform in all material respects to the description thereof in the Prospectus; except as described in the Prospectus as of the date set forth therein, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company. There are no holders of securities of the Company who, by reason of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them, other than such rights as have been satisfied by the inclusion of securities in the Registration Statement. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities to be registered pursuant to any other registration statement filed by the Company under the Act.

                  (h) The Common Stock of the Company conforms in substance in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus; the Stock to be sold by the Company and the Selling Shareholders hereunder has been duly authorized and, (i) with respect to the Stock to be sold by the Company, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and (ii) with respect to the Stock to be sold by the Selling Shareholders, is validly issued, fully paid and nonassessable; and (iii) will conform to the description thereof contained in the Prospectus. All corporate action required to be taken for the issuance of the Stock by the Company has been validly taken. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the Stock by the Company and the Selling Shareholders pursuant hereto. The certificates for the Common Stock of the Company (including the Stock) are in due and legal form under Ohio law.

                  (i) All the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company free and clear (except as disclosed in the Prospectus) of all liens, encumbrances, equities, security interests, or claims; and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any subsidiary or any security convertible or exchangeable or exercisable for capital stock of any subsidiary; except as disclosed in the Registration Statement and except for the shares of stock of each subsidiary owned by the Company, neither the Company nor any subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or has any equity interest in any firm, partnership, joint venture, association or other entity.

                  (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth or contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor have any of them entered into any material transaction, (ii) there has not been and will not have been any change on a pro forma basis or otherwise in the capital stock or funded debt of the Company and its subsidiaries that is material or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the business, financial position or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), and (iii) no loss or damage (whether or not insured) to the property of the Company and its subsidiaries has been sustained that, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect.

                  (k) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, (i) the Amended and Restated Articles of Incorporation or Amended and Restated Code of Regulations of the Company, or the organizational documents of any of its subsidiaries, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or (iii) any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (ii) and
(iii) only, where such conflict, breach or default would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (l) The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus fairly present the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates to which they apply and their results of operations and cash flows for the respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as may be expressly stated in the related notes thereto), and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information of the Company included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records (or, if such information is not included in the accounting records, then from other reliable records) of the Company and its subsidiaries and presents fairly the information shown thereby.

                  (m) Ernst & Young LLP, who have certified the financial statements of the Company and its subsidiaries referenced in their report set forth in the Prospectus, are, and during the periods covered by their report were, independent public accountants with respect to the Company as required by the Act and the Rules and Regulations.

                  (n) The Company and its subsidiaries hold all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (collectively the "licenses") required for the conduct of its business as described in the Prospectus, and all such licenses are valid and in full force and effect, except in each case where the invalidity of such licenses or the failure of such licenses to be in full force and effect does not and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, and the Company and its subsidiaries have no reason to believe they are not operating in compliance in all material respects with the terms and provisions of such licenses and with all material laws, regulations, orders and decrees applicable to the Company and its subsidiaries, and their respective businesses and assets.

                  (o) Except as described in the Prospectus, neither the Company nor any of its subsidiaries is in violation of, or has received any notice to the effect that its operations are in violation of, any applicable Federal, state or local laws, statutes, rules, regulations or ordinances, or any decisions or orders of any governmental entity or body or any court, relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposal to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous or toxic substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to the protection or restoration of the environment, or to exposure to toxic, hazardous or other controlled, prohibited or regulated substances, which violation in any such case
(i) has or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) might materially and adversely affect the consummation of the transactions contemplated by this Agreement. In addition, and irrespective of such compliance, neither the Company nor any of its subsidiaries is subject to any liabilities for environmental remediation or clean-up, or is the subject of any Federal or state investigation evaluating whether any such liability may exist, including, without limitation, any liability or class of liability of an owner or lessee under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or the Resource Conservation and Recovery Act of 1976, as amended, which liability
(x) has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (y) might materially and adversely affect the consummation of the transactions contemplated by this Agreement.

                  (p) Except as set forth in the Prospectus, there are no legal or governmental actions, suits or proceedings or other litigation pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries, or any of their executive officers or directors is a party or of which the business or property (including, without limitation, any of the licenses referred to in (n) above) of the Company or any of its subsidiaries or any of the Company's or any of its subsidiaries' employees is the subject which, if decided adversely, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (q) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or its code of regulations, bylaws or other organizational documents. No default exists by the Company or any of its subsidiaries in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, except for such defaults that do not and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (r) The Company and its subsidiaries have good title to, or valid and enforceable leasehold estates in, all properties and assets used for their businesses (including the property described in the Prospectus as being owned or leased by the Company), in each case free and clear of all liens, encumbrances and defects other than those set forth or referred to in the Registration Statement or Prospectus or those which do not materially affect the value of such property or leasehold and do not materially interfere with the use made or proposed to be made of such property or leasehold by the Company and its subsidiaries; and all of the leases and subleases that, individually or in the aggregate, are material and under which the Company and its subsidiaries hold such properties are in full force and effect.

                  (s) Except as set forth in the Prospectus, the Company and its subsidiaries own or possess (subject only to customary lender security interests securing debt of the Company that is described in the Prospectus), or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets, applications and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, and trade names (collectively, "Proprietary Rights") used in or necessary for the conduct of their businesses as now conducted and as proposed to be conducted as described in the Prospectus; the Company and its subsidiaries have the right to use all Proprietary Rights used in or necessary for the conduct of their businesses without infringing the rights of any person or violating the terms of any licensing or other agreement to which the Company or any of its subsidiaries is a party, and to the knowledge of the Company no person is infringing upon any Proprietary Right that the Company or any of its subsidiaries has the sole and exclusive right to use; except for such charges, claims or litigation that would not be reasonably expected to have (individually or in the aggregate) a Material Adverse Effect, no charges, claims or litigation have been asserted or to the knowledge of the Company threatened against the Company or any of its subsidiaries contesting the right of the Company or any of its subsidiaries to use, or the validity of, any Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement pertaining thereto or asserting the misuse thereof, and, to the Company's knowledge, no valid basis exists for the assertion of any such charge, claim or litigation; all licenses and other agreements to which the Company or any of its subsidiaries is a party relating to Proprietary Rights are in full force and effect and constitute valid, binding and enforceable obligations of the Company or such subsidiary, and, to the Company's knowledge, the other respective parties thereto, and there have not been and there currently are not any defaults that have or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, and no event has occurred that (whether by notice or lapse of time or both) would constitute a default under any license or other agreement affecting Proprietary Rights used in or necessary for the conduct of the businesses of the Company and its subsidiaries by any party that would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect; and except as set forth in the Prospectus, the validity, continuation and effectiveness of all such licenses and other agreements and the current terms thereof will not be affected by the transactions contemplated by this Agreement.

                  (t) No approval, authorization, consent or other order of any public board or body (other than in connection with or in compliance with the provisions of the Act and the securities or Blue Sky laws of various jurisdictions) is legally required for the sale of the Stock by the Company.

                  (u) The Common Stock has been registered under Section 12(b) of the Exchange Act, and has been authorized for trading on the New York Stock Exchange (the "NYSE"). The Stock has been approved for listing on the NYSE, subject to official notice of issuance.

                  (v) The outstanding debt, the properties and the business of the Company and its subsidiaries conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus as of the dates set forth therein, and there have been no material changes in such debt, properties or business since such dates.

                  (w) The Company and its subsidiaries have filed on a timely basis all necessary Federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof (except insofar as the failure to timely file such returns does not and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect) and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of its subsidiaries, nor does the Company know of any tax deficiency that is likely to be asserted against the Company or any of its subsidiaries which if determined adversely to the Company or such subsidiary could have, individually or in the aggregate, a Material Adverse Effect. All tax liabilities are adequately provided for on the books of the Company.

                  (x) Except as set forth in the Prospectus, the Company and each of its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses and, to the best of the Company's knowledge, consistent with insurance coverage maintained by similar companies in similar businesses.

                  (y) To the best of the Company's knowledge, no labor problem exists with its employees or is threatened or imminent that could materially adversely affect the Company and its subsidiaries, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers that has or could reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (z) The Company has obtained the agreement of each of its executive officers and directors and the Selling Shareholders that, for a period of 90 days from the date of the initial offering of the Stock to the public by the Underwriters, subject to certain limited exceptions, such persons will not, without the prior written consent of McDonald Investments Inc., (i) directly or indirectly offer, sell, contract to sell, grant any option for the sale of, assign, encumber or otherwise dispose of, any of the shares of the Company's Common Stock or any interest therein (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such persons in accordance with the Exchange Act and the Exchange Act Regulations) or any securities of the Company that are substantially similar to the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, or
(ii) exercise any registration rights held by such persons.

                  (aa) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its subsidiaries for employees or former employees of the Company and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of
Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and, except as otherwise disclosed in the Prospectus, the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

                  (bb) Neither the Company nor any of its officers, directors or affiliates (as defined in the Act and the Rules and Regulations), has taken or will take, directly or indirectly, any action designed to stabilize or manipulate, or which has constituted, or might in the future reasonably be expected to cause or result in, stabilization or manipulation of, the price of the Stock of the Company in order to facilitate the sale or resale of the Stock or otherwise.

                  (cc) Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) made any bribe, rebate, payoff, influence payment or kickback; or (v) made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation. No funds of the Company or any of its subsidiaries have been set aside to be used for any payments in violation of any law, rule or regulation.

                  (dd) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ee) Neither the Company nor any of its subsidiaries is an "investment company" under the Investment Company Act of 1940, as amended.

                  (ff) All contracts and documents which are required to be filed as exhibits to the Registration Statement have been so filed.

                  (gg) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Act, the Rules and Regulations, or the rules of the NYSE to be described in the Registration Statement or the Prospectus and that is not so described. Except as disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of the members of the families of any of them.

                  (hh) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

            3. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, hereby represents and warrants to each of the Underwriters that:

                  (a) Such Selling Shareholder now has and at the Closing Date (as defined in Section 4 hereof) will have good and valid title to all the Stock of the Company to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, security interests and claims whatsoever. Such Selling Shareholder has full legal right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney, each dated as of __________ __, 2004 (collectively, the "Custody Agreement");

                  (b) The Attorneys-in-Fact for such Selling Shareholder named in the Custody Agreement (the "Attorneys-in-Fact") are authorized to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, to authorize the delivery of the Stock to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise act on behalf of such Selling Shareholder in connection with this Agreement, all subject to the terms of and the limitations set forth in the Custody Agreement.

                  (c) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to stabilize or manipulate, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of, the price of the Stock of the Company in order to facilitate the sale or resale of the Stock or otherwise.

                  (d) Such Selling Shareholder is disposing of such Stock for his, her or its own account. Such Selling Shareholder is not selling such Stock, directly or indirectly, for the benefit of the Company, and no part of the proceeds of the such sale to be received by such Selling Shareholder will inure, directly or indirectly, to the benefit of the Company.

                  (e) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder, and each of this Agreement and the Custody Agreement is a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and pursuant to the power of attorney conferred by such Custody Agreement, such Selling Shareholder has, among other things, authorized the Attorneys-in-Fact to execute and deliver on such Selling Shareholder's behalf this Agreement and any other document that such Selling Shareholder may deem necessary, advisable or appropriate in connection with the transactions contemplated hereby, all subject to the terms of and the limitations set forth in the Custody Agreement.

                  (f) Such Selling Shareholder has reviewed the Registration Statement and the Prospectus, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto, includes any untrue statement of a material fact relating to such Selling Shareholder or omits to state any material fact required to be stated therein or necessary to make the statements therein relating to such Selling Shareholder not misleading. No information furnished in writing to the Company or the Underwriters by such Selling Shareholder specifically for use in the preparation of the Registration Statement and the Prospectus and other documents to be filed with the National Association of Securities Dealers, Inc. ("NASD") or state securities or Blue Sky authorities contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make such information not misleading.

                  (g) The execution and performance of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with, result in a breach of, or constitute a default under any will, trust (constructive or other), agreement, indenture, mortgage, note, deed, rule, regulation, order, injunction, judgment, decree or other instrument to which such Selling Shareholder is a party or by which it is bound.

                  (h) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and for the sale and delivery of the Stock to be sold by such Selling Shareholder hereunder have been obtained.

                  (i) For a period of 90 days from the date of the time of the initial public offering of the Stock by the Underwriters, such Selling Shareholder will not, directly or indirectly, offer, sell, contract to sell, grant any option for the sale of, assign, encumber or otherwise dispose of, except with the prior written consent of McDonald Investments Inc., any shares of Common Stock or any interest therein (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such Selling Shareholder in accordance with the Exchange Act and the Exchange Act Regulations) or any securities of the Company that are substantially similar to the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, other than to the Underwriters pursuant to this Agreement.

                  (j) Certificates for all shares of Stock to be sold by such Selling Shareholder pursuant to this Agreement in suitable form for transfer have been placed in custody with the Custodian (as defined in the Custody Agreement) for the purpose of effecting delivery hereunder.

                  (k) On the Closing Date, all actions required to be taken by such Selling Shareholder for the due and proper sale and delivery of the Stock to be sold by such Selling Shareholder under this Agreement will have been duly and validly taken, and upon consummation of the sale of such Stock by such Selling Shareholder under this Agreement, such Selling Shareholder will transfer good and valid title to all such Stock, free and clear of all liens, encumbrances, security interests and claims whatsoever, to each of the Underwriters that purchases such Stock in good faith hereunder.

            4. SALE, PURCHASE AND DELIVERY OF STOCK. (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Shareholders hereby agree to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the respective number of shares of the Firm Stock set forth opposite the Underwriter's name in Schedule B hereto, at a price of $______ per share.

            (b) The Company and the Selling Shareholders will deliver (or cause to be delivered by any custodian of such Firm Stock) the Firm Stock to you for the respective accounts of the several Underwriters at the office of McDonald Investments Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114, at 10:00 A.M., Cleveland time, or to your designee at a specified place at the same time, against payment of the purchase price at the place of such Closing, by wire transfer in immediately available funds to the account designated by the Company and the Selling Shareholders in writing on the third full business day after the effective date of the Registration Statement (or, if the Firm Stock is priced after 4:30 p.m., Cleveland time on the effective date of the Registration Statement, the fourth full business day after the effective date of the Registration Statement), or at such other time not later than seven full business days after such public offering as you shall determine, such time and place being herein referred to as the "Closing Date." The certificates for the Firm Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M., Cleveland time, on the second full business day prior to the Closing Date. Such certificates will be made available for checking and packaging at least 24 hours prior to the Closing Date.

            (c) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 272,250 additional shares in the aggregate of the Option Stock, at the purchase price per share set forth in Section 4(a) hereof, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Stock. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the date the Registration Statement becomes effective, upon written or facsimile notice by the Representatives to the Company setting forth the aggregate number of shares of the Option Stock as to which the Underwriters are exercising the option and the time and place at which certificates will be delivered, such time (which, unless otherwise determined by you and the Company, shall not be earlier than three nor later than seven full business days after the exercise of said option) being herein called the "Second Closing Date." The Closing Date and the Second Closing Date are referred to herein collectively as the "Closing Dates." The number of shares of the Option Stock to be issued and sold by the Company to each Underwriter and purchased by such Underwriter from the Company shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters on the Second Closing Date as such Underwriter purchased of the total number of shares of the Firm Stock from the Company, as adjusted by the Representatives to avoid fractions and to reflect any adjustment required by Section 13 hereof. The Company will deliver certificates for the shares of the Option Stock being purchased by the several Underwriters to you on the Second Closing Date at the place and time of such Closing, or to your designee at a specified place at the same time, against payment of the purchase price at the place of such Closing, by wire transfer in immediately available funds to the account designated by the Company in writing. The certificates for the Option Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M., Cleveland time, on the second full business day prior to the Second Closing Date. Such certificates will be made available for checking and packaging at least 24 hours prior to the Second Closing Date. The option granted hereby may be cancelled by you as the Representatives of the several Underwriters, as to the shares of the Option Stock for which the option is unexercised, at any time prior to the expiration of the 30-day period, upon notice to the Company.

            5. OFFERING BY UNDERWRITERS. Subject to the terms and conditions hereof, the several Underwriters agree that (a) they will offer the Stock to the public as set forth in the Prospectus as soon after the Registration Statement becomes effective as may be practicable, but in no event later than 5:00 p.m., Cleveland time, on the 15th business day subsequent to the date that the Registration Statement becomes effective, and (b) they will offer and sell the Stock to the public only in those jurisdictions, and in such amounts, where due qualification and/or registration has been effected or an exemption from such qualification and/or registration is available under the applicable securities or Blue Sky laws of such jurisdiction; it being understood, however, that such agreement only covers the initial sale of the Stock by the Underwriters and not any subsequent sale of such Stock in any trading market that exists or may develop after the public offering.

            6. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will make every reasonable effort to cause the Registration Statement to become effective and will advise you when it is effective under the Act. The Company will not file any amendment to the Registration Statement, or supplement to the Prospectus, of which you have not been previously advised and furnished with a copy, or to which you have reasonably objected in writing.

                  (b) The Company will advise you promptly of any request of the Commission for amendment of the Registration Statement or Prospectus or for additional information and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose of which it has knowledge, and the Company will make every reasonable effort to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will: comply, to the best of its ability, with the Act so as to permit the continuance of sales of and dealings in the Stock under the Act for such period as may be required by the Act; whenever it is necessary to amend or supplement the Prospectus to make the statements therein not misleading, furnish, without charge to you as the Representatives, either amendments to the Prospectus or supplemental information, so that the statements in the Prospectus as so amended or supplemented will not be misleading; and file a post-effective amendment to the Registration Statement whenever such an amendment may be required and furnish, without charge to you, a reasonable number of copies of any such amendment and related Prospectus.

                  (d) As soon as practicable, but in any event not later than the 40th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders and deliver to you an earnings statement (which need not be audited) covering a period of at least 12 months beginning not earlier than the Effective Date which satisfies the provisions of Section 11(a) of the Act and Rule 158 promulgated under the Act.

                  (e) The Company will furnish to you copies of the Registration Statement (two of which will be signed and will include all exhibits thereto), each preliminary prospectus, the Prospectus, all amendments of and supplements to such documents, and all correspondence between the Commission and the Company or its counsel or accountants relating thereto, in each case as soon as available and in such quantities as you may reasonably request.

                  (f) For a period of three years from the date of the Prospectus, the Company will deliver to you (i) within 60 days after the end of each fiscal year, consolidated balance sheets, statements of income, statements of cash flow and statements of changes in shareholders' equity of the Company and its consolidated subsidiaries, if any, as at the end of and for such year and the last preceding year, all in reasonable detail and certified by independent accountants, (ii) within 40 days after the end of each of the first three quarterly periods in the Company's fiscal year ending December 31, 2004, and within 35 days after the end of each of the first three quarterly periods in each subsequent fiscal year, unaudited consolidated balance sheets and statements of income, statements of cash flow and statements of changes in shareholders' equity of the Company and its consolidated subsidiaries, if any, as at the end of and for such period, all in reasonable detail, (iii) as soon as available, all such proxy statements, financial statements and reports as the Company shall send or make available to its shareholders, and (iv) copies of all annual or periodic reports as the Company or any subsidiary shall file with the Commission as required by the Act, the Exchange Act and any rules or regulations thereunder, which are available for public inspection at the Commission, or any material reports filed in connection with the Company's listing on any stock exchange.

                  (g) The Company will apply the net proceeds from the sale of the Stock sold by it in the manner set forth in the Prospectus, and will comply with any reporting obligations as may be required by Rule 463 under the Act.

                  (h) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A promulgated under the Act, then not later than the Commission's close of business on the second business day following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b) promulgated under the Act, copies of an amended Prospectus or, if required by such Rule 430A, a post-effective amendment (including an amended Prospectus), containing all information so omitted.

                  (i) The Company will file with the NYSE all documents and notices required of companies that have issued securities that are traded on the NYSE. The Company will comply with the corporate governance-related listing standards of the NYSE and use its commercially reasonable efforts to maintain the listing of the Common Stock on the NYSE.

                  (j) The Company will cooperate with you and your counsel to qualify the Stock for sale under the securities or Blue Sky laws of such jurisdictions within the United States as you reasonably designate, including furnishing such information and executing such instruments as may be required, and will continue such qualifications in effect for a period of at least three months from the date hereof; provided, however, the Company shall not be required to register or qualify as a foreign corporation or as a dealer in securities nor, except as to matters and transactions relating to the offer and sale of the Stock, consent to a service of process in any jurisdiction.

                  (k) For a period of 90 days from the date of the initial offering of the Stock to the public by the Underwriters, the Company will not, directly or indirectly, offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock (or any interest therein) or any securities of the Company that are substantially similar to the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to the terms of employee stock option, director equity compensation and 401(k) plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement that are described in the

Prospectus), except as otherwise provided hereunder or with the prior written consent of McDonald Investments Inc. In addition, the Company will not, without the prior written consent of McDonald Investments Inc., grant any new option or accelerate the vesting of any option outstanding under any stock option plan such that any such option may be exercised within 90 days from the date of the time of the initial public offering of the Stock by the Underwriters.

                  (l) After the Closing Dates, the Company and the Subsidiaries will be in compliance with the financial record-keeping requirements and internal accounting control requirements of Section 13(b)(2) of the Exchange Act.

                  (m) The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

            7. COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder covenants and agrees, severally and not jointly, with each Underwriter that such Selling Shareholder will not (i) directly or indirectly offer, sell, contract to sell, grant any option for the sale of, assign, encumber or otherwise dispose of, without the prior written consent of McDonald Investments Inc., any shares of Common Stock or any interest therein (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such Selling Shareholder in accordance with the Exchange Act and the Exchange Act Regulations) or any securities of the Company that are substantially similar to the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock, or any such substantially similar securities now held by such Selling Shareholder, alone or with any other person, for a period of 90 days from the time of the initial offering of the Stock to the public by the Underwriters, except for any transfer by gift upon the condition that the donee shall agree in writing, with a copy to be delivered to you, to be bound by the foregoing restriction in the same manner as it applies to the donor or (ii) exercise any registration rights held by such Selling Shareholder. However, the giving by McDonald Investments Inc. of written consent with respect to any such offer, sale or other disposition by such Selling Shareholder shall not constitute a waiver of this covenant with respect to any other request by such Selling Shareholder, it being understood that McDonald Investments Inc. may, in its absolute discretion, consent to certain proposed offers, sales or other dispositions and refuse to consent to others during such 90-day period. Any request from such Selling Shareholder to permit an offer, sale or other disposition of Common Stock of the Company or any such substantially similar securities shall be in writing and addressed to McDonald Investments Inc. and shall set forth in reasonable detail the reasons for the proposed offer, sale or other disposition.

            8. PAYMENT OF EXPENSES. The Company will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to, the reasonable fees and disbursements of its counsel; the reasonable fees, costs and expenses of preparing, printing and delivering the certificates for the Stock; the reasonable fees, costs and expenses of the transfer agent and registrar for the Common Stock; the reasonable fees and disbursements of its accountants; the reasonable expenses incurred by the

Selling Shareholders (excluding underwriting discounts and commissions and any transfer or other taxes incurred by the Selling Shareholders) in connection with their review and execution of this Agreement and the Custody Agreement and closing of the transactions contemplated hereby, including the reasonable fees and disbursements of counsel for such Selling Shareholders (which shall not to exceed $10,000 for all such counsel in the aggregate); the filing fees and reasonable expenses incurred in connection with the qualification, registration or exemption of the Stock under state securities or Blue Sky laws and the fees and disbursements of counsel for the Underwriters (which shall not exceed $10,000) in connection with such qualification, registration or exemption and the preparation and printing of the preliminary and final Blue Sky surveys; the filing fees paid and incurred by the Underwriters in connection with the review of the terms of the underwriting arrangements by the NASD; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto) and the Prospectus and the furnishing to the Underwriters of such copies of each preliminary and final Prospectus as the Underwriters may reasonably require; and the costs and expenses in connection with the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement and other documents distributed to the Underwriters.

            9. CONDITIONS OF THE OBLIGATION OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Stock on the Closing Date and the Option Stock on the Second Closing Date shall be subject to the condition that the representations and warranties made by the Company and the Selling Shareholders herein are true and correct as of the date hereof and as of the respective Closing Dates, to the condition that the written statements of Company officers made pursuant to the provisions hereof are true and correct, and to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 P.M., Cleveland time, on the date of this Agreement, or at such later time as shall have been consented to by you, and prior to each Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or to the knowledge of the Company or you, shall be contemplated by the Commission.

                  (b) You shall not have advised the Company that the Registration Statement or Prospectus or any amendment thereof or supplement thereto contains an untrue statement of fact that, in the reasonable opinion of Calfee, Halter & Griswold LLP, counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) You shall have received as of each Closing Date (or prior thereto as indicated) the following:

                        (i) An opinion of each of (x) Jones Day, outside counsel to the Company, and (y) the General Counsel to the Company, each dated the respective Closing Dates, substantially in the forms attached hereto as Exhibits 1 and 2, respectively, and with respect to the matters listed in such Exhibits;

                        (ii) Such opinion or opinions of Calfee, Halter & Griswold LLP, counsel for the Underwriters, dated the respective Closing Dates, with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Stock, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company.

                        (iii) A certificate of the Company executed by the principal executive officer and the principal financial and accounting officer of the Company, dated each respective Closing Date, to the effect that:

                              (aa) The representations and warranties of the
Company in Section 2 of this Agreement are true and correct as of each respective Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each respective Closing Date.

                              (bb) No stop order suspending the effectiveness of
the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the respective signers of the certificate, are contemplated under the Act.

                              (cc) The signers of the certificate have carefully
reviewed the Registration Statement and the Prospectus; no facts have come to their attention which would lead them to believe that either (1) the Registration Statement at the time it became effective (or any amendment thereof or supplement thereto made prior to the Closing Date or the Second Closing Date, as the case may be, as of the date of such amendment or supplement) or at the date hereof contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (2) the Prospectus as of the date of the Prospectus (or any amendment thereof or supplement thereto made prior to the Closing Date or the Second Closing Date, as the case may be, as of the date of such amendment or supplement) or at the Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; since the latest respective dates as of which information is given in the Registration Statement, there has been no Material Adverse Change except as set forth in or contemplated by the Prospectus; and since the Effective Date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

                        (iv) A certificate of each Selling Shareholder, dated the Closing Date, to the effect that the representations and warranties of such Selling Shareholder in Section

3 of this Agreement are true and correct as of the Closing Date, and such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                        (v) A letter from Ernst & Young LLP, dated respectively the date of this Agreement and each respective Closing Date, requested by the Company and addressed to you and in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the Company's financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered at the date of this Agreement and on each Closing Date shall use a "cut-off" date no more than three business days prior to the date of this Agreement or such Closing Date, respectively.

                  (d) Prior to each Closing Date, the Company and the Selling Shareholders (or their Attorneys-in-Fact) shall have furnished to you such further certificates and documents as you may reasonably request.

                  (e) Prior to each Closing Date, no stop orders suspending the qualification of the Stock under the securities or Blue Sky laws of the states in which the Stock is to be offered and sold shall have been issued, and no proceedings for that purpose shall have been instituted or shall be pending, or to the knowledge of the Company or you, shall be contemplated by the applicable state securities administrators.

            If any condition of the Underwriters' obligations specified in
Section 9 to be satisfied prior to any Closing Date is not so satisfied, this Agreement may be terminated by you prior to such Closing Date, by notice in writing or by facsimile (with receipt of such facsimile confirmed) to the Company.

            All such opinions, certificates, letters and documents furnished to you pursuant to this Section 9 will be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to Calfee, Halter & Griswold LLP, counsel for the Underwriters, as to which both you and such counsel shall act reasonably. The Company and the Selling Shareholders will furnish you with such executed and conformed copies of such opinions, certificates, letters and documents as you may request.

            You, on behalf of the Underwriters, may waive in writing the compliance by the Company or any of the Selling Shareholders of any one or more of the foregoing conditions or extend the time for their performance.

            10. REPRESENTATIONS OF THE UNDERWRITERS. Each of the Underwriters severally represents and warrants to the Company and the Selling Shareholders that the information furnished to the Company in writing by such Underwriters or by you expressly for use in the preparation of the Registration Statement or the Prospectus does not, and any amendments thereof or supplements thereto thus furnished will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Through you each Underwriter has only furnished to the Company expressly for such use the statements relating to the terms of the offering by the several Underwriters set forth under the caption "Underwriting" in the Prospectus.

            11. TERMINATION OF AGREEMENT. (a) This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Stock may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. At any time before the happening of such occurrence, the Company or the Selling Shareholders may, by notice to you, terminate this Agreement; and at any time prior to such time, you, as the Representatives of the several Underwriters, may, by notice to the Company and the Selling Shareholders, terminate this Agreement.

            (b) This Agreement may also be terminated by you, as the Representatives of the several Underwriters, by notice to the Company and the Selling Shareholders on or after the Effective Date of the Registration Statement and prior to each respective Closing Date, if at any time during such period any of the following has occurred: (i) except as disclosed in or contemplated by the Registration Statement, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole or the earnings, results of operations, business affairs, management or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business;
(ii) any outbreak of hostilities, escalation in existing hostilities or act of terrorism anywhere in the world, or any other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, escalation, act of terrorism, calamity, crisis or change on the financial markets in the United States would, in your reasonable judgment, make it impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Stock agreed to be purchased hereunder; (iii) any general suspension of trading in securities on the NYSE or the American Stock Exchange or Nasdaq National Market or any general limitation on prices for such trading or any general restrictions on the distribution of securities, all to such a degree as would in your reasonable judgment materially adversely affect the market for the Stock; or (iv) a banking moratorium shall have been declared by either Federal, Ohio or New York State authorities.

            This Agreement may also be terminated as provided in Sections 9 and 13 hereof.

            If this Agreement shall be terminated by you because of any failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall pay, in addition to the costs and expenses referred to in Section 8, all reasonable out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by them of their obligations hereunder, including but not limited to the reasonable fees and disbursements of counsel for the Underwriters, the Underwriters' reasonable printing and traveling expenses and postage, telegraph, facsimile and telephone charges relating directly to the offering contemplated by the Prospectus, and also including reasonable advertising expenses of the Representatives incurred after the Effective Date of the Registration Statement and so relating, it being understood that such out-of-pocket expenses shall not include any compensation, salaries or wages of the officers, partners or employees of any of the Underwriters. Only such out-of-pocket expenses as shall be accounted for by the Underwriters shall be paid to the Underwriters by the Company.

            The Company and the Selling Shareholders shall not in any event be liable to the several Underwriters for damages on account of loss of anticipated profits arising out of the transactions contemplated by this Agreement.

            12. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any related preliminary prospectus (if used prior to the Effective Date), the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to the provisions of Section 12(d), will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 12(a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or to the benefit of any person controlling such Underwriter in respect of any loss, claim, damage, liability or action asserted by a person who purchases shares of the Stock from such Underwriter, if such Underwriter failed to send or give a copy of the Prospectus (as the same may then be amended or supplemented) to such person with or prior to written confirmation of the sale to such person; and provided, further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by an Underwriter specifically for use in the preparation thereof, as referred to in the last sentence of Section 10 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Selling Shareholder will, severally and not jointly, indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of such Selling Shareholder contained herein or any failure of such Selling Shareholder to perform its obligations hereunder, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any related preliminary prospectus (if used prior to the Effective Date), the Prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), including, without limitation, information set forth in questionnaires returned to the Company or its counsel, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), including, without limitation, information set forth in questionnaires returned to the Company or its counsel, and, subject to the provisions of Section 12(d), will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 12(b) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or to the benefit of any person controlling such Underwriter in respect of any loss, claim, damage, liability or action asserted by a person who purchases shares of the Stock from such Underwriter, if such Underwriter failed to send or give a copy of the Prospectus (as the same may then be amended or supplemented) to such person with or prior to written confirmation of the sale to such person; and provided further, that such Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by an Underwriter specifically for use in the preparation thereof, as referred to in the last sentence of Section 10 hereof. Notwithstanding the foregoing, in no case shall any Selling Shareholder be liable under this Section 12(b) for any amount in excess of the total proceeds (net of underwriting discounts and commissions) received by such Selling Shareholder for the sale of Stock hereunder. This indemnity agreement will be in addition to any liability which such Selling Shareholder may otherwise have.

            (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each of its directors, each of its officers who have signed the Registration Statement, and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company, or any such director, officer or Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any related preliminary prospectus (if used prior to the Effective Date), the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by such Underwriter through you, as the Representatives of the Underwriters, specifically for use in the preparation thereof, as referred to in the last sentence of Section 10 of this Agreement; and, subject to the provisions of
Section 12(d), will reimburse the Company and each such director, officer or Selling Shareholder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

            (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof; but the omission so to notify an indemnifying party will not relieve it from any liability that they may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and to the extent that it may wish, to assume the defense thereof, with counsel approved by such indemnified party (which approval shall not be unreasonably withheld), and after notice from the Company to such indemnified party of its election so to assume the defense thereof, the Company will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the named parties to any such action include both the indemnifying party and the indemnified party, and the indemnified party shall have reasonably concluded based on the written advise of counsel that there is an actual or potential conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action or that there may be defenses available to the indemnified party that are different from or in addition to those available to the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one or separate but similar or related actions in the same jurisdiction arising out of the same allegations or circumstances. Anything in this Section to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

            (e) In order to provide for contribution in circumstances in which the indemnification provided for in this Section is for any reason held to be unavailable to the Company, the Selling Shareholders or the Underwriters or is insufficient to hold harmless a party indemnified hereunder, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Selling Shareholders any contribution received by the Company or the Selling Shareholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Stock or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, (y) the total proceeds from the offering received by the Selling Shareholders and (z) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. The Company, the Underwriters and the Selling Shareholders shall be severally, and not jointly, liable for the amounts to be contributed by each of them pursuant to the provisions of this
Section 12(e). Notwithstanding the provisions of this Section 12(e), (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Stock purchased by such Underwriter hereunder, (ii) in no case shall any Selling Shareholder be liable or responsible for any amount in excess of the total proceeds (net of underwriting discounts and commissions) received by such Selling Shareholder for the sale of Stock hereunder, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person, if any, who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) of this Section 12(e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 12(e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 12(e) or otherwise. No party shall be liable for contribution for any settlement of any action or claim effected without its written consent.

            13. DEFAULT OF THE UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase the Stock hereunder and arrangements satisfactory to you and the Company, evidenced by a writing or writings signed by you and the Company, for the purchase of such Stock by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company (except that the Company shall be liable for the expenses to be paid by it pursuant to the provisions of Section 8), provided, however, that if the number of shares of the Stock which all such defaulting Underwriters have agreed but failed to purchase shall not exceed 10% of the number of shares of the Firm Stock or the Option Stock, as the case may be, agreed to be purchased pursuant to this Agreement (other than the shares agreed to be taken up hereunder which the defaulting Underwriters failed to purchase) by all non-defaulting Underwriters, the non-defaulting Underwriters shall be obligated proportionately to take up and pay for the shares of the Firm Stock or the Option Stock which such defaulting Underwriters failed to purchase.

            If any such default occurs, either you or the Company shall have the right to postpone the Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangement, may be effected. As used in this Agreement, the term "Underwriters" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from its liability to the other several Underwriters, the Company and the Selling Shareholders for its default hereunder.

            14. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations and warranties of the Company and the Selling Shareholders and the several Underwriters, set forth in or made pursuant to this Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person and the Selling Shareholders, and will survive delivery of and payment for the Stock and, in the case of the agreements contained in Sections 8, 11 and 12 hereof, will survive any termination of this Agreement.

            The Company, each Selling Shareholder and each Underwriter agree promptly to notify the other parties to this Agreement of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers or directors, related to the sale and delivery of the Stock, the Registration Statement or the Prospectus.

            15. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, hand delivered or transmitted by facsimile and confirmed to you at McDonald Investments Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114 (facsimile: 216-689-0511),
Attention: Jonathan Crane, with a copy to Calfee, Halter & Griswold LLP, 1400 McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114 (facsimile: 216-241-0816), Attention: John J. Jenkins, or if sent to the Company, will be mailed, hand delivered or transmitted by facsimile and confirmed to the Company at 17876 St. Clair Avenue, Cleveland, Ohio 44110 (facsimile: 216-481-2523), Attention: John J. Pallam and Michael C. Hasychak, with a copy to Jones Day, North Point, 901 Lakeside Avenue, Cleveland, Ohio 44114 (facsimile: 216-579-0212), Attention: David P. Porter.

            16. SUCCESSORS, GOVERNING LAW. This Agreement will inure solely to the benefit of and be binding upon the parties hereto and the officers and directors and controlling persons referred to in Section 12 hereof and their respective successors, assigns, heirs, executors and administrators, and no other persons will have any right or obligation hereunder. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflicts of laws thereof.

            17. EXECUTION IN COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

            18. AMENDMENTS OR WAIVERS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall be effective unless the same is in writing and signed by the parties hereto or their authorized representatives.

            19. AUTHORITY OF THE REPRESENTATIVES. You represent and warrant that you have been authorized by the several Underwriters to enter into this Agreement on their behalf and to act for them in the manner hereinbefore provided.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement by and among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   BRUSH ENGINEERED MATERIALS INC.


                                   By:________________________________

                                   Its:_________________________________


                                   ________________________,
                                   Attorney-in-Fact for the Selling Shareholders


                                   ________________________________


The foregoing Agreement is hereby confirmed and accepted by us in Cleveland, Ohio, acting on our own behalf and as the Representatives of the several Underwriters named on Schedule B annexed hereto, as of the date first above written.

McDONALD INVESTMENTS INC.
JEFFERIES & COMPANY, INC.
SCOTT & STRINGFELLOW, INC.
WM SMITH SECURITIES, INCORPORATED

As Representatives of the Several Underwriters

     BY:  McDONALD INVESTMENTS INC.


By:___________________________________
            Managing Director

                                                                      SCHEDULE A

                              SELLING SHAREHOLDERS

First Chicago Capital Corporation
Cochran Road, LLC
Upper Columbia Capital Company, LLC

                                                                      SCHEDULE B

                                                                       NUMBER OF
                                                                      SHARES TO BE
                  UNDERWRITERS                                         PURCHASED
                  ------------                                         ---------
KeyBanc Capital Markets,
     a division of McDonald Investments Inc. ......................
Jefferies & Company, Inc. .........................................
BB&T Capital Markets,
     a division of Scott & Stringfellow, Inc. .....................
Wm Smith Securities, Incorporated .................................


    Total..........................................................    1,815,000

                                                                       EXHIBIT 1

                          FORM OF OPINION OF JONES DAY

                                 ________, 2004

KeyBanc Capital Markets,
    a division of McDonald Investments Inc.
Jefferies & Company, Inc.
BB&T Capital Markets,
    a division of Scott & Stringfellow, Inc.
Wm Smith Securities, Incorporated
As Representatives of the Several Underwriters
c/o KeyBanc Capital Markets
    McDonald Investment Center
    800 Superior Avenue
    Cleveland, Ohio  44114

                  Re: Underwriting Agreement among Brush Engineered Materials Inc., the Selling Shareholders and KeyBanc Capital Markets, a division of McDonald Investments Inc., Jefferies & Company, Inc., BB&T Capital Markets, a division of Scott and Stringfellow, Inc., and Wm Smith Securities, Incorporated (as Representatives of the Several Underwriters)

Ladies and Gentlemen:

      We have acted as counsel to Brush Engineered Materials Inc., an Ohio corporation (the "Company"), in connection with the issuance and sale by the Company of 1,700,000 shares (the "Firm Shares") and 272,250 shares (the "Optional Shares") of the Company's Common Stock, no par value (the "Common Stock"), pursuant to the Underwriting Agreement, dated ____________, 2004 (the "Underwriting Agreement"), between the Company, certain selling shareholders (the "Selling Shareholders") and the underwriters named in Schedule B thereto for whom you are acting as representatives (in such capacity, the "Representatives"). The Firm Shares and the Optional Shares are herein called the "Designated Shares." The Selling Shareholders are offering 115,000 shares of Common Stock (the "Selling Shareholder Shares"). This opinion is furnished to you pursuant to Section 9(c) of the Underwriting Agreement. Except as otherwise defined herein, terms used in this opinion that are defined in the Underwriting Agreement are used as so defined.

      In connection with the opinions and views expressed herein, we have examined such documents, records and matters of law as we have deemed relevant or necessary for purposes of this opinion. Based on the foregoing, and subject to the further limitations, qualifications and assumptions set forth herein, we are of the opinion that:

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 2


      1. The Company is a corporation duly formed, existing and in good standing under the laws of the State of Ohio, with the corporate power and authority to conduct its business and to own or lease its properties as described in the Prospectus.

      2. Each of the entities set forth on Exhibit A hereto (each, a "Selected Subsidiary"), is a corporation or limited liability company existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each Selected Subsidiary of the Company is qualified to do business and in good standing as a foreign corporation or limited liability company in each jurisdiction as of the dates listed on Exhibit B to this opinion.

      3. The Company has an authorized capitalization as set forth under the caption "Capitalization" in the Prospectus, and all of the shares of Common Stock of the Company issued and outstanding immediately prior to the offering of the Designated Shares contemplated by the Underwriting Agreement have been authorized by all necessary corporate action of the Company and are validly issued, fully paid and nonassessable.

      4. The Designated Shares have been authorized by all necessary corporate action of the Company and, when issued and delivered to the Underwriters pursuant to the Underwriting Agreement against payment in consideration therefor as provided therein, will be validly issued, fully paid and nonassessable.

      5. The Selling Shareholder Shares have been authorized by all necessary corporate action of the Company and are validly issued, fully paid and nonassessable.

      6. The Designated Shares are not subject to any statutory preemptive rights or any preemptive rights pursuant to the laws of the state of Ohio or charter documents of the Company.

      7. The Underwriting Agreement has been authorized by all necessary corporate action of the Company and has been duly executed and delivered by the Company.

      8. No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance of the Underwriting Agreement by the Company, or in connection with the issuance or sale of the Designated Shares by the Company, except such as have been obtained under the Securities Act of 1933 (the "Securities Act") and as may be required under state securities or blue sky laws.

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 3


      9. The execution, delivery and performance of Underwriting Agreement by the Company, the issuance and sale of the Designated Shares by the Company and the compliance with the terms and provisions of the Underwriting Agreement by the Company, as applicable, will not violate any law or regulation that in our experience is generally applicable to transactions of the type contemplated by the Underwriting Agreement, or any order or decree of any court or governmental agency that is binding upon the Company or any of its Selected Subsidiaries or their property, or conflict with or result in a default under any of the terms and provisions of the charter documents of the Company or any of its Selected Subsidiaries or any agreement to which the Company or any of its Selected Subsidiaries is a party or bound (this opinion being limited to those orders, decrees or agreements identified in the officer's certificate attached as Exhibit C to this opinion and in that we express no opinion with respect to any violation not readily ascertainable from the face of any such order or decree or arising under or based on any cross default provision of any such agreement insofar as it relates to a default under any agreement not so identified to us, or arising as a result of any violation of any agreement or covenant based on a failure to comply with any financial or numerical requirement requiring computation).

      10. The statements contained in the Prospectus under the caption "Description of Capital Stock," insofar as such information purports to summarize legal matters or provisions of documents referred to therein, present fair summaries of such legal matters and documents.

      11. The Company is not required to register as an "investment company," as such term is defined in the Investment Company Act of 1940.

      12. Except as disclosed in the Prospectus, to our Actual Knowledge, there is no litigation nor any governmental proceedings, pending or threatened, that is required to be described in the Prospectus subject to the disclosure requirements of the Securities Act.

      We have participated in the preparation of the Registration Statement and Prospectus. From time to time we have had discussions with certain officers, directors, and employees of the Company, representatives of Ernst & Young LLP, the independent accountants who examined certain of the financial statements of the Company included in the Registration Statement and Prospectus, and you and your representatives concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3. Based thereupon we are of the opinion that the Registration Statement and the Prospectus (except for the financial statements and notes related thereto, financial statement schedules, operating statistics, the pro forma financial information, other financial data derived from the accounting records of the Company and other information of an accounting or financial nature included in the Registration Statement, as to all of which we express no opinion) on the Effective Date and at

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 4


the time the Prospectus was filed pursuant to the Securities Act complied as to form in all material respects with the Securities Act and the rules and regulations thereunder, and that the documents incorporated or deemed to be incorporated by reference into the Prospectus that were filed prior to the date of this opinion (except for the financial statements and notes related thereto, financial statement schedules, operating statistics, the pro forma financial information, other financial data derived from the accounting records of the Company and other information of an accounting or financial nature included in the Registration Statement, as to all of which we express no opinion) at the time they were filed complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

      We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness, except as and to the extent as set forth in paragraph 10 and the preceding paragraph, of the information contained in the Registration Statement and Prospectus. Based upon our participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Registration Statement (except for (i) the financial statements, financial statement schedules, operating statistics, the pro forma financial information, other financial data derived from the accounting records of the Company and other information of an accounting or financial nature included in the Registration Statement and (ii) the information referred to under the caption "Experts" as having been included in the Prospectus on the authority of Ernst & Young LLP as experts, as to all of which we express no view) at the time it became effective or on the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, including the documents filed by the Company with the Securities and Exchange Commission prior to the date hereof that are incorporated or deemed to be incorporated by reference into this Prospectus, (except for (i) the financial statements, financial statement schedules, operating statistics, the pro forma financial information, other financial data derived from the accounting records of the Company and other information of an accounting or financial nature included in the Prospectus and (ii) the information referred to under the caption "Experts" as having been included in the Prospectus on the authority of Ernst & Young LLP as experts, as to all of which we express no view) on _______, 2004 or on the date hereof included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      The Registration Statement has become effective under the Securities Act, and to our Actual Knowledge no stop order suspending the effectiveness of the Registration Statement has

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 5


been issued and no proceedings for that purpose are pending or threatened by the Securities and Exchange Commission.

      The opinions set forth above are subject to the following assumptions, qualifications and limitations:

      We have assumed, for purposes of the opinions expressed herein, the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies.

      The opinions expressed in paragraphs 1 and 2 above with respect to the existence and/or good standing of the Company and the Selected Subsidiaries are based solely on certificates of public officials as to factual matters or legal conclusions set forth therein.

      Insofar as matters herein are stated to be to our Actual Knowledge or refer to the state of our knowledge, our Actual Knowledge means the Actual Knowledge of any lawyer in the Covered Lawyer Group; and the "Covered Lawyer Group" means lawyers currently in our firm who have been actively involved in preparing the Registration Statement and/or the Prospectus and the transactions contemplated thereby or preparing this opinion letter. In making the foregoing statements, we have inquired as to the Actual Knowledge of the lawyers included in the Covered Lawyer Group with respect to the existence of the legal proceedings described above, and we have relied on certificates of officers or other representatives of the Company. We have not, however, made any review, search or investigation of any public or private records or files, including, without limitation, litigation dockets or other records or files of the Company.

      The opinions expressed herein are limited to the federal securities laws of the United States of America and the laws of the State of Ohio, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction on the opinions expressed herein.

      We express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of each of the addressees or any other person or entity with any state for federal laws or regulations applicable to them by reason of their status as or affiliation with a federally insured depository institution.

      This opinion is furnished by us to you solely for your use as Representatives in connection with the Underwriting Agreement and the transactions contemplated therein upon the understanding that we are not hereby assuming any professional responsibility to any other

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 6


person whatsoever other than the Underwriters, and that this opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                     Very truly yours,

                                                                       Exhibit A

                              SELECTED SUBSIDIARIES

BEM Services, Inc.
Brush International, Inc.
Brush Wellman Inc.
Brush Wellman Acquisition Co.
Egbert Corp.
Spiral Systems, Inc.
Circuits Processing Technology, Inc.
Technical Materials, Inc.
Tegmen Corp.
Williams Advanced Materials Inc.
Williams Acquisition, LLC

                                                                       Exhibit B

                    BRUSH ENGINEERED MATERIALS INC. SELECTED
      SUBSIDIARIES GOOD STANDINGS AND FOREIGN QUALIFICATIONS TO DO BUSINESS


                                                                                              DATE OF BRING DOWN GOOD
     SELECTED SUBSIDIARY                 STATE                DATE OF GOOD STANDING                   STANDING
     -------------------                 -----                ---------------------                   --------
BEM Services, Inc                        Ohio*

Brush International, Inc.                Ohio*

Brush Wellman Inc.                       Ohio*

                                        Arizona

                                      California

                                      Connecticut

                                        Florida

                                       Illinois

                                     Massachusetts

                                       Michigan

                                      New Jersey

                                     Pennsylvania

                                         Texas

----------
* Indicates state of incorporation. All other listed states represent states where the Selected Subsidiary is qualified to do business as a foreign corporation.

                                                                                              DATE OF BRING DOWN GOOD
     SELECTED SUBSIDIARY                 STATE                DATE OF GOOD STANDING                   STANDING
     -------------------                 -----                ---------------------                   --------
Brush Wellman Acquisition Co.          Delaware*

Egbert Corp.                             Ohio*

Spiral Systems, Inc.                   Delaware*

Circuits Processing                   California*
Technology, Inc.

Technical Materials, Inc.                Ohio*

                                       Illinois

                                     Rhode Island

Tegmen Corp.                           New York*

Williams Advanced Materials            New York*
Inc.

                                      California

Williams Acquisition, LLC              New York*

                                                                       Exhibit C

                                                                       EXHIBIT 2

                       FORM OF OPINION OF GENERAL COUNSEL

                                 ________, 2004

KeyBanc Capital Markets,
    a division of McDonald Investments Inc.
Jefferies & Company, Inc.
BB&T Capital Markets
    a division of Scott & Stringfellow, Inc.
Wm Smith Securities, Incorporated
As Representatives of the Several Underwriters
c/o KeyBanc Capital Markets
    McDonald Investment Center
    800 Superior Avenue
    Cleveland, Ohio  44114

                  Re: Underwriting Agreement among Brush Engineered Materials Inc., the Selling Shareholders and KeyBanc Capital Markets, a division of McDonald Investments Inc., Jefferies & Company, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Wm Smith Securities, Incorporated (as Representatives of the Several Underwriters)

Ladies and Gentlemen:

      I, John J. Pallam, am Vice President and General Counsel to Brush Engineered Materials Inc., an Ohio corporation (the "Company"). I have acted as general counsel to the Company in connection with the issuance and sale by the Company of 1,700,000 shares (the "Firm Shares") and 272,250 shares (the "Optional Shares") of the Company's Common Stock, no par value (the "Common Stock), pursuant to the Underwriting Agreement, dated ____________, 2004 (the "Underwriting Agreement"), between the Company, certain selling shareholders (the "Selling Shareholders") and the underwriters named in Schedule B thereto for whom you are acting as representatives (in such capacity, the "Representatives"). The Firm Shares and the Optional Shares are herein called the "Designated Shares." The Selling Shareholders are offering 115,000 shares of Common Stock. This opinion is furnished to you pursuant to Section 9(c) of the Underwriting Agreement. Except as otherwise defined herein, terms used in this opinion that are defined in the Underwriting Agreement are used as so defined.

      In connection with the opinions and views expressed herein, I have examined such documents, records and matters of law as I have deemed relevant or necessary for purposes of this opinion. Based on the foregoing, and subject to the further limitations, qualifications and assumptions set forth herein, I am of the opinion that:

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 2


      1. Each of the entities as set forth on Exhibit A hereto (each, a "U.S. Subsidiary"), is a corporation or limited liability company duly incorporated, formed or organized as a corporation or limited liability company existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each U.S. Subsidiary of the Company is qualified to do business and in good standing as a foreign corporation or limited liability company in each jurisdiction as of the dates listed on Exhibit B to this opinion. To my knowledge, the Company has no subsidiaries incorporated, formed or organized under the laws of any state or other jurisdiction of the United States other than the U.S. Subsidiaries.

      2. All of the shares of capital stock of the U.S. Subsidiaries issued and outstanding have been authorized by all necessary corporate action of the Company and are validly issued, fully paid and nonassessable.

      3. Except as disclosed in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company.

      4. The Company is not in material violation of its Articles of Incorporation or Code of Regulations.

      5. Except as disclosed in the Prospectus, there is no litigation nor any governmental proceedings, pending or threatened, that is required to be described in the Prospectus subject to the disclosure requirements of the Act.

      6. I do not know of any documents of a character required to be described in the Registration Statement or be filed as exhibits to the Registration Statement that are not described or filed as required.

      I have not independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and Prospectus. From time to time I have had discussions with certain officers, directors and employees of the Company, representatives of Ernst & Young LLP, the independent accountants who examined certain of the financial statements of the Company included in the Registration Statement and the Prospectus, and you and your representatives concerning the information contained in the Registration Statement and Prospectus. Based upon my participation and discussions described above, however, no facts have come to my attention

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 3


that cause me to believe that the Registration Statement (except for (i) the financial statements, financial statement schedules, operating statistics, the pro forma financial information, other financial data derived from the accounting records of the Company and other information of an accounting or financial nature included in the Registration Statement and (ii) the information referred to under the caption "Experts" as having been included in the Prospectus on the authority of Ernst & Young LLP as experts, as to all of which I express no view) at the time it became effective or on the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, including the documents filed by the Company with the Securities and Exchange Commission prior to the date hereof that are incorporated or deemed to be incorporated by reference into this Prospectus, (except for (i) the financial statements, financial statement schedules, operating statistics, the pro forma financial information, other financial data derived from the accounting records of the Company and other information of an accounting or financial nature included in the Prospectus and (ii) the information referred to under the caption "Experts" as having been included in the Prospectus on the authority of Ernst & Young LLP as experts, as to all of which I express no view) on _______, 2004 or on the date hereof included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      The opinions set forth above are subject to the following assumptions, qualifications and limitations:

      I have assumed, for purposes of the opinions expressed herein, the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies.

      The opinion expressed in paragraph 1 above with respect to duly incorporated or organized, existence and/or good standing of the U.S. Subsidiaries is based solely on certificates of public officials as to factual matters or legal conclusions set forth therein.

      The opinions expressed herein are limited to the federal securities laws of the United States of America and the laws of the State of Ohio, in each case as currently in effect, and I express no opinion as to the effect of the laws of any other jurisdiction on the opinions expressed herein.

      I express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of each of the addressees or any other person or entity with any

KeyBanc Capital Markets
Jefferies & Company, Inc.
BB&T Capital Markets
Wm Smith Securities, Incorporated
___________, 2004
Page 4


state for federal laws or regulations applicable to them by reason of their status as or affiliation with a federally insured depository institution.

      This opinion is furnished by me to you solely for your use as Representatives in connection with the Underwriting Agreement and the transactions contemplated therein upon the understanding that I am not hereby assuming any professional responsibility to any other person whatsoever other than the Underwriters, and that this opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                       Very truly yours,

                                                                       Exhibit A

                                U.S. SUBSIDIARIES

BEM Services, Inc.
Brush International, Inc.
Brush Wellman Inc.
Zentrix Technologies Inc.
Brush Resources Inc.
Brush Ceramic Products Inc.
Brush Wellman Acquisition Co.
Egbert Corp.
Metals Engineering Co.
Spiral Systems, Inc.
Circuits Processing Technology, Inc.
Technical Materials, Inc.
Tegmen Corp.
Williams Advanced Materials Inc.
Williams Acquisition, LLC

                                                                       Exhibit B

                         BRUSH ENGINEERED MATERIALS INC.
   U.S. SUBSIDIARIES GOOD STANDINGS AND FOREIGN QUALIFICATIONS TO DO BUSINESS


                                                                                              DATE OF BRING DOWN GOOD
       U.S. SUBSIDIARY                   STATE                DATE OF GOOD STANDING                   STANDING
       ---------------                   -----                ---------------------                   --------
BEM Services, Inc                        Ohio*

Brush International, Inc.                Ohio*

Brush Wellman Inc.                       Ohio*

                                        Arizona

                                      California

                                      Connecticut

                                        Florida

                                       Illinois

                                     Massachusetts

                                       Michigan

                                      New Jersey

                                     Pennsylvania

                                         Texas

----------
* Indicates state of incorporation. All other listed states represent states where the U.S. Subsidiary is qualified to do business as a foreign corporation.

                                                                                              DATE OF BRING DOWN GOOD
       U.S. SUBSIDIARY                   STATE                DATE OF GOOD STANDING                   STANDING
       ---------------                   -----                ---------------------                   --------
Zentrix Technologies Inc.              Arizona*

                                     Massachusetts

Brush Resources Inc.                     Utah*

Brush Ceramic Products Inc.            Arizona*

Brush Wellman Acquisition Co.          Delaware*

Egbert Corp.                             Ohio*

Metals Engineering Co.               Pennsylvania*

                                     Rhode Island

Spiral Systems, Inc.                   Delaware*

Circuits Processing                   California*
Technology, Inc.

Technical Materials, Inc.                Ohio*

                                       Illinois

                                     Rhode Island

Tegmen Corp.                           New York*

Williams Advanced Materials            New York*
Inc.

                                                                                              DATE OF BRING DOWN GOOD
       U.S. SUBSIDIARY                   STATE                DATE OF GOOD STANDING                   STANDING
       ---------------                   -----                ---------------------                   --------
                                      California

Williams Acquisition, LLC              New York*